                                              Exhibit 16



          EV MARATHON CALIFORNIA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97:

                            Interest Income Earned:    $1,700,849
 Plus                       Dividend Income Earned:
                                                           ------
 Equal                                Gross Income:    $1,700,849

 Minus                                    Expenses:      $469,649
                                                           ------
 Equal                       Net Investment Income:    $1,231,200

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    35,219,420
                                                           ------
 Equal      Net Investment Income Earned Per Share:       $0.0350

                 Net Asset Value Per Share 3/31/97:         $9.52

                                     30 Day Yield*:          4.45%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                           ------
 Equal                     Tax Equivalent Yield **:          6.45%

          Divided by one minus a tax rate of 37.90%:       0.6210
                                                           ------
 Equal                     Tax Equivalent Yield***:          7.17%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.035 /$9.52)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and California tax rate of 37.90%

INVESTMENT PERFORMANCE -- EV MARATHON CALIFORNIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended March 31, 1997.




                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
03/31/97          03/31/87      $1,690.32      $1,690.32      69.03%      5.39%         69.03%      5.39%

5 YEARS ENDED
03/31/97          03/31/92      $1,314.06      $1,294.73      31.41%      5.61%         29.47%      5.30%

1 YEAR ENDED
03/31/97          03/31/96      $1,052.33      $1,002.33      5.23%       5.23%         0.23%       0.23%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



          EV TRADITIONAL CALIFORNIA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97:

                            Interest Income Earned:       $27,784
 Plus                       Dividend Income Earned:
                                                           ------
 Equal                                Gross Income:       $27,784

 Minus                                    Expenses:        $4,574
                                                           ------
 Equal                       Net Investment Income:       $23,210

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       529,298
                                                           ------
 Equal      Net Investment Income Earned Per Share:       $0.0438

                 Net Asset Value Per Share 3/31/97:        $10.77

                                     30 Day Yield*:          4.93%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                           ------
 Equal                     Tax Equivalent Yield **:          7.14%

          Divided by one minus a tax rate of 37.90%:       0.6210
                                                           ------
 Equal                     Tax Equivalent Yield***:          7.94%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0438/$10.77)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and California tax rate of 37.90%

INVESTMENT PERFORMANCE -- EV TRADITIONAL CALIFORNIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended March 31, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
03/31/97          03/31/87      $952.64        $1,684.86      76.86%      5.87%         68.49%      5.36%

5 YEARS ENDED
03/31/97          03/31/92      $952.61        $1,309.77      37.49%      6.57%         30.98%      5.55%

1 YEAR ENDED
03/31/97          03/31/96      $952.07        $1,011.44      6.24%       6.24%         1.14%       1.14%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                         Exhibit 16



           EV MARATHON FLORIDA  MUNICIPALS FUND
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 3/31/97

                             Interest Income Earned:      $2,759,389
 Plus                        Dividend Income Earned:
                                                             ------
 Equal                                 Gross Income:      $2,759,389

 Minus                                     Expenses:        $724,394
                                                             ------
 Equal                        Net Investment Income:      $2,034,996

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividend:      52,373,295
                                                             ------
 Equal       Net Investment Income Earned Per Share:        $0.0389

                 Net Asset Value Per Share 3/31/97           $10.62

                                      30 Day Yield*:           4.44%

 Divided by     One minus the Tax Rate of 31%:                 0.69
                                                             ------
 Equal                Tax Equivalent Yield **:                 6.43%

          Divided by one minus a tax rate of 33.89%           0.6611
                                                             ------
 Equal                      Tax Equivalent Yield**             6.72%




 *   Yield is calculated on a bond equivalent rate as follows:
                    6
 2[(($0.0389/$10.62)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Florida tax rate of 33.89%

INVESTMENT PERFORMANCE -- EV MARATHON FLORIDA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 28, 1990 through March 31, 1997 and for the 1 and 5 year periods ended
March 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/28/90      $1,572.26      $1,572.26      57.23%      7.11%         57.23%      7.11%

5 YEARS ENDED
03/31/97          03/31/92      $1,334.18      $1,314.18      33.42%      5.94%         31.42%      5.62%

1 YEAR ENDED
03/31/97          03/31/96      $1,033.76      $984.46        3.38%       3.38%         -1.55%      -1.55%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                        Exhibit 16



          EV TRADITIONAL FLORIDA  MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97

                            Interest Income Earned:         $26,192
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:         $26,192

 Minus                                    Expenses:          $2,886
                                                            ------
 Equal                       Net Investment Income:         $23,305

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         508,887
                                                            ------
 Equal      Net Investment Income Earned Per Share:         $0.0458

                 Net Asset Value Per Share 3/31/97           $10.78

                                     30 Day Yield*:           5.15%

 Divided by    One minus the Tax Rate of 31%:                 0.69
                                                            ------
 Equal               Tax Equivalent Yield **:                 7.46%

          Divided by one minus a tax rate of 33.48%:         0.6652
                                                            ------
 Equal                     Tax Equivalent Yield**:            7.74%




 *   Yield is calculated on a bond equivalent rate as follows:
                   6
 2[(($0.0458/$10.78)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Florida tax rate of 33.48%

INVESTMENT PERFORMANCE -- EV TRADITIONAL FLORIDA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 28, 1990 through March 31, 1997 and for the 1 and 5 year periods ended
March 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/28/90      $952.75        $1,533.71      60.98%      7.49%         53.37%      6.71%

5 YEARS ENDED
03/31/97          03/31/92      $952.19        $1,300.74      36.60%      6.44%         30.07%      5.40%

1 YEAR ENDED
03/31/97          03/31/96      $952.86        $994.93        4.41%       4.41%         -0.51%      -0.51%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



          EV MARATHON MASSACHUSETTS MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97:

                            Interest Income Earned:    $1,284,603
 Plus                       Dividend Income Earned:
                                                           ------
 Equal                                Gross Income:    $1,284,603

 Minus                                    Expenses:      $331,759
                                                           ------
 Equal                       Net Investment Income:      $952,844

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    24,385,941
                                                           ------
 Equal      Net Investment Income Earned Per Share:       $0.0391

                 Net Asset Value Per Share 3/31/97:        $10.24

                                     30 Day Yield*:          4.63%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                           ------
 Equal                     Tax Equivalent Yield **:          6.71%

          Divided by one minus a tax rate of 39.28%:       0.6072
                                                           ------
 Equal                     Tax Equivalent Yield***:          7.63%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0391/$10.24)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Massachusetts tax rate of 39.28%

INVESTMENT PERFORMANCE -- EV MARATHON MASSACHUSETTS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 18, 1991 through March 31, 1997 and for the 1 and 5 year periods ended
March 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/18/91      $1,442.33      $1,432.33      44.23%      6.35%         43.23%      6.22%

5 YEARS ENDED
03/31/97          03/31/92      $1,311.99      $1,292.16      31.20%      5.58%         29.22%      5.26%

1 YEAR ENDED
03/31/97          03/31/96      $1,042.78      $993.07        4.28%       4.28%         -0.69%      -0.69%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



          EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97:

                            Interest Income Earned:       $34,095
 Plus                       Dividend Income Earned:
                                                           ------
 Equal                                Gross Income:       $34,095

 Minus                                    Expenses:        $4,259
                                                           ------
 Equal                       Net Investment Income:       $29,836

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       719,248
                                                           ------
 Equal      Net Investment Income Earned Per Share:       $0.0415

                 Net Asset Value Per Share 3/31/97:         $9.58

                                     30 Day Yield*:          5.25%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                           ------
 Equal                     Tax Equivalent Yield **:          7.61%

          Divided by one minus a tax rate of 39.28%:       0.6072
                                                           ------
 Equal                     Tax Equivalent Yield***:          8.65%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0415/$9.58)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Massachusetts tax rate of 39.28%

INVESTMENT PERFORMANCE -- EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 19, 1991 through March 31, 1997 and for the 1 and 5 year periods ended
March 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/19/91      $952.40        $1,386.13      45.53%      6.51%         38.61%      5.64%

5 YEARS ENDED
03/31/97          03/31/92      $952.42        $1,260.86      32.38%      5.77%         26.09%      4.75%

1 YEAR ENDED
03/31/97          03/31/96      $952.77        $1,002.54      5.22%       5.22%         0.25%       0.25%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                               Exhibit 16



                  EV MARATHON MISSISSIPPI MUNICIPALS FUND
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 3/31/97:

                             Interest Income Earned:       $109,575
 Plus                        Dividend Income Earned:
                                                             ------
 Equal                                 Gross Income:       $109,575

 Minus                                     Expenses:        $29,019
                                                             ------
 Equal                        Net Investment Income:        $80,555

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:      2,358,079
                                                             ------
 Equal       Net Investment Income Earned Per Share:        $0.0342

                 Net Asset Value Per Share 3/31/97:           $9.62

                                      30 Day Yield*:           4.30%

 Divided by           One minus the Tax Rate of 31%:           0.69
                                                             ------
 Equal                      Tax Equivalent Yield **:           6.23%

          Divided by one minus a tax rate of 34.45%:         0.6555
                                                             ------
 Equal                      Tax Equivalent Yield***:           6.56%




 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0342/$9.62)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Mississippi tax rate of 34.45%

INVESTMENT PERFORMANCE -- EV MARATHON MISSISSIPPI MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through March 31, 1997 and for the 1 year period ended
March 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/11/93      $1,158.22      $1,129.36      15.82%      3.93%         12.94%      3.24%

1 YEAR ENDED
03/31/97          03/31/96      $1,057.75      $1,007.75      5.78%       5.78%         0.78%       0.78%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                               Exhibit 16



                   EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 3/31/97:

                             Interest Income Earned:         $5,388
 Plus                        Dividend Income Earned:
                                                             ------
 Equal                                 Gross Income:         $5,388

 Minus                                     Expenses:           $837
                                                             ------
 Equal                        Net Investment Income:         $4,551

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:        119,477
                                                             ------
 Equal       Net Investment Income Earned Per Share:        $0.0381

                 Net Asset Value Per Share 3/31/97:           $9.80

                                      30 Day Yield*:           4.71%

 Divided by           One minus the Tax Rate of 31%:           0.69
                                                             ------
 Equal                      Tax Equivalent Yield **:           6.83%

          Divided by one minus a tax rate of 34.45%:         0.6555
                                                             ------
 Equal                      Tax Equivalent Yield***:           7.19%




 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0381/$9.8)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Mississippi tax rate of 34.45%

INVESTMENT PERFORMANCE -- EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through March 31, 1997 and for the 1 year period ended
March 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/11/93      $952.76        $1,106.38      16.12%      4.00%         10.64%      2.69%

1 YEAR ENDED
03/31/97          03/31/96      $952.09        $1,013.42      6.44%       6.44%         1.34%       1.34%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



               EV CLASSIC NATIONAL MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97

                            Interest Income Earned:          $406,774
 Plus                       Dividend Income Earned:
                                                               ------
 Equal                                Gross Income:          $406,774

 Minus                                    Expenses:          $107,080
                                                               ------
 Equal                       Net Investment Income:          $299,694

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         7,624,709
                                                               ------
 Equal      Net Investment Income Earned Per Share:           $0.0393

                 Net Asset Value Per Share 3/31/97              $9.35

                                     30 Day Yield*:              5.10%

 Divided by          One minus the Tax Rate of 31%:              0.69
                                                               ------
 Equal                     Tax Equivalent Yield **:              7.39%








 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0393/$9.35)+1)-1]

 ** Assuming a tax rate of 31%

INVESTMENT PERFORMANCE -- EV CLASSIC NATIONAL MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended March 31, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
03/31/97          03/31/87      $1,843.87      $1,843.87      84.39%      6.31%         84.39%      6.31%

5 YEARS ENDED
03/31/97          03/31/92      $1,401.05      $1,401.05      40.10%      6.98%         40.10%      6.98%

1 YEAR ENDED
03/31/97          03/31/96      $1,056.86      $1,046.86      5.69%       5.69%         4.69%       4.69%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



               EV MARATHON NATIONAL MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97

                            Interest Income Earned:     $11,406,019
 Plus                       Dividend Income Earned:
                                                             ------
 Equal                                Gross Income:     $11,406,019

 Minus                                    Expenses:      $2,692,988
                                                             ------
 Equal                       Net Investment Income:      $8,713,031

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     203,197,372
                                                             ------
 Equal      Net Investment Income Earned Per Share:         $0.0429

                 Net Asset Value Per Share 3/31/97            $9.84

                                     30 Day Yield*:            5.29%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                             ------
 Equal                     Tax Equivalent Yield **:            7.67%








 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0429/$9.84)+1)-1]

 ** Assuming a tax rate of 31%

INVESTMENT PERFORMANCE -- EV MARATHON NATIONAL MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended March 31, 1997.




                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
03/31/97          03/31/87      $1,877.03      $1,877.03      87.70%      6.50%         87.70%      6.50%

5 YEARS ENDED
03/31/97          03/31/92      $1,426.38      $1,406.38      42.64%      7.36%         40.64%      7.06%

1 YEAR ENDED
03/31/97          03/31/96      $1,059.37      $1,009.37      5.94%       5.94%         0.94%       0.94%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



               EV TRADITIONAL NATIONAL MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97

                            Interest Income Earned:        $212,843
 Plus                       Dividend Income Earned:
                                                             ------
 Equal                                Gross Income:        $212,843

 Minus                                    Expenses:         $28,189
                                                             ------
 Equal                       Net Investment Income:        $184,654

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       3,546,376
                                                             ------
 Equal      Net Investment Income Earned Per Share:         $0.0521

                 Net Asset Value Per Share 3/31/97           $10.93

                                     30 Day Yield*:            5.79%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                             ------
 Equal                     Tax Equivalent Yield **:            8.39%








 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0521/$10.93)+1)-1]

 ** Assuming a tax rate of 31%

INVESTMENT PERFORMANCE -- EV TRADITIONAL NATIONAL MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended March 31, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
03/31/97          03/31/87      $952.50        $1,831.17      92.25%      6.75%         83.12%      6.24%

5 YEARS ENDED
03/31/97          03/31/92      $952.28        $1,391.06      46.08%      7.87%         39.11%      6.82%

1 YEAR ENDED
03/31/97          03/31/96      $952.81        $1,014.78      6.51%       6.51%         1.48%       1.48%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



          EV MARATHON NEW YORK MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97:

                            Interest Income Earned:     $2,603,793
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:     $2,603,793

 Minus                                    Expenses:       $751,384
                                                            ------
 Equal                       Net Investment Income:     $1,852,409

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     50,358,943
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0368

                 Net Asset Value Per Share 3/31/97:         $10.86

                                     30 Day Yield*:           4.10%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           5.94%

          Divided by one minus a tax rate of 38.99%:        0.6101
                                                            ------
 Equal                     Tax Equivalent Yield***:           6.72%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0368/$10.86)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New York tax rate of 38.99%

INVESTMENT PERFORMANCE -- EV MARATHON NEW YORK MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 30, 1990 through March 31, 1997 and for the 1 and 5 year periods ended
March 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/30/90      $1,613.79      $1,613.79      61.38%      7.53%         61.38%      7.53%

5 YEARS ENDED
03/31/97          03/31/92      $1,370.34      $1,350.34      37.03%      6.50%         35.03%      6.19%

1 YEAR ENDED
03/31/97          03/31/96      $1,048.38      $998.38        4.84%       4.84%         -0.16%      -0.16%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



          EV TRADITIONAL NEW YORK MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97:

                            Interest Income Earned:        $34,612
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:        $34,612

 Minus                                    Expenses:         $4,578
                                                            ------
 Equal                       Net Investment Income:        $30,034

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        716,858
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0419

                 Net Asset Value Per Share 3/31/97:         $10.54

                                     30 Day Yield*:           4.82%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           6.99%

          Divided by one minus a tax rate of 38.99%:        0.6101
                                                            ------
 Equal                     Tax Equivalent Yield***:           7.90%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0419/$10.54)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New York tax rate of 38.99%

INVESTMENT PERFORMANCE -- EV TRADITIONAL NEW YORK MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 30, 1990 through March 31, 1997 and for the 1 and 5 year periods ended
March 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/30/90      $952.76        $1,574.29      65.22%      7.92%         57.43%      7.13%

5 YEARS ENDED
03/31/97          03/31/92      $952.60        $1,336.51      40.30%      7.01%         33.65%      5.97%

1 YEAR ENDED
03/31/97          03/31/96      $952.25        $1,006.37      5.69%       5.69%         0.64%       0.64%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



                  EV MARATHON OHIO MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97

                            Interest Income Earned:       $1,394,547
 Plus                       Dividend Income Earned:
                                                              ------
 Equal                                Gross Income:       $1,394,547

 Minus                                    Expenses:         $369,418
                                                              ------
 Equal                       Net Investment Income:       $1,025,130

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       25,957,435
                                                              ------
 Equal      Net Investment Income Earned Per Share:          $0.0395

                 Net Asset Value Per Share 3/31/97            $10.55

                                     30 Day Yield*:             4.54%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                              ------
 Equal                     Tax Equivalent Yield **:             6.58%

          Divided by one minus a tax rate of 35.76%:          0.6424
                                                              ------
 Equal                     Tax Equivalent Yield***:             7.07%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0395/$10.55)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Ohio tax rate of 35.76%

INVESTMENT PERFORMANCE -- EV MARATHON OHIO MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 18, 1991 through March 31, 1997 and for the 1 and 5 year periods ended
March 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/18/91      $1,466.06      $1,456.06      46.61%      6.64%         45.61%      6.52%

5 YEARS ENDED
03/31/97          03/31/92      $1,350.99      $1,330.99      35.10%      6.20%         33.10%      5.89%

1 YEAR ENDED
03/31/97          03/31/96      $1,047.92      $997.92        4.79%       4.79%         -0.21%      -0.21%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV TRADITIONAL OHIO MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97

                            Interest Income Earned:            $9,952
 Plus                       Dividend Income Earned:
                                                               ------
 Equal                                Gross Income:            $9,952

 Minus                                    Expenses:              $894
                                                               ------
 Equal                       Net Investment Income:            $9,057

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:           209,467
                                                               ------
 Equal      Net Investment Income Earned Per Share:           $0.0432

                 Net Asset Value Per Share 3/31/97              $9.70

                                     30 Day Yield*:              5.40%

 Divided by          One minus the Tax Rate of 31%:              0.69
                                                               ------
 Equal                     Tax Equivalent Yield **:              7.83%

          Divided by one minus a tax rate of 35.76%:           0.6424
                                                               ------
 Equal                     Tax Equivalent Yield***:              8.41%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0432/$9.7)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Ohio tax rate of 35.76%

INVESTMENT PERFORMANCE -- EV TRADITIONAL OHIO MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 18, 1991 through March 31, 1997 and for the 1 and 5 year periods ended
March 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/18/91      $952.38        $1,392.30      46.19%      6.59%         39.23%      5.72%

5 YEARS ENDED
03/31/97          03/31/92      $952.94        $1,283.78      34.72%      6.14%         28.38%      5.12%

1 YEAR ENDED
03/31/97          03/31/96      $952.09        $1,005.39      5.59%       5.59%         0.54%       0.54%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



          EV MARATHON RHODE ISLAND MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97:

                            Interest Income Earned:       $180,589
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:       $180,589

 Minus                                    Expenses:        $41,772
                                                            ------
 Equal                       Net Investment Income:       $138,816

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      3,968,906
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0350

                 Net Asset Value Per Share 3/31/97:          $9.44

                                     30 Day Yield*:           4.49%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           6.51%

          Divided by one minus a tax rate of 36.88%:        0.6312
                                                            ------
 Equal                     Tax Equivalent Yield***:           7.11%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.035 /$9.44)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Rhode Island tax rate of 36.88%

INVESTMENT PERFORMANCE -- EV MARATHON RHODE ISLAND MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through March 31, 1997 and for the 1 year period ended
March 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/11/93      $1,142.52      $1,114.20      14.25%      3.56%         11.42%      2.88%

1 YEAR ENDED
03/31/97          03/31/96      $1,050.11      $1,000.11      5.01%       5.01%         0.01%       0.01%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



          EV TRADITIONAL RHODE ISLAND MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97:

                            Interest Income Earned:         $7,860
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:         $7,860

 Minus                                    Expenses:           $635
                                                            ------
 Equal                       Net Investment Income:         $7,225

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        177,628
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0407

                 Net Asset Value Per Share 3/31/97:          $9.60

                                     30 Day Yield*:           5.14%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           7.45%

          Divided by one minus a tax rate of 36.88%:        0.6312
                                                            ------
 Equal                     Tax Equivalent Yield***:           8.14%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0407/$9.6)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Rhode Island tax rate of 36.88%

INVESTMENT PERFORMANCE -- EV TRADITIONAL RHODE ISLAND MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through March 31, 1997 and for the 1 year period ended
March 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/11/93      $952.74        $1,086.92      14.08%      3.52%         8.69%       2.21%

1 YEAR ENDED
03/31/97          03/31/96      $952.48        $1,002.73      5.28%       5.28%         0.27%       0.27%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



                  EV MARATHON WEST VIRGINIA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97

                            Interest Income Earned:         $173,671
 Plus                       Dividend Income Earned:
                                                              ------
 Equal                                Gross Income:         $173,671

 Minus                                    Expenses:          $46,441
                                                              ------
 Equal                       Net Investment Income:         $127,230

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        3,699,930
                                                              ------
 Equal      Net Investment Income Earned Per Share:          $0.0344

                 Net Asset Value Per Share 3/31/97             $9.57

                                     30 Day Yield*:             4.35%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                              ------
 Equal                     Tax Equivalent Yield **:             6.30%

          Divided by one minus a tax rate of 35.49%:          0.6451
                                                              ------
 Equal                     Tax Equivalent Yield***:             6.74%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0344/$9.57)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and West Virginia tax rate of 35.49%

INVESTMENT PERFORMANCE -- EV MARATHON WEST VIRGINIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through March 31, 1997 and for the 1 year period ended
March 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/11/93      $1,150.86      $1,122.15      15.09%      3.76%         12.22%      3.07%

1 YEAR ENDED
03/31/97          03/31/96      $1,047.69      $997.69        4.77%       4.77%         -0.23%      -0.23%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97

                            Interest Income Earned:           $8,115
 Plus                       Dividend Income Earned:
                                                              ------
 Equal                                Gross Income:           $8,115

 Minus                                    Expenses:             $812
                                                              ------
 Equal                       Net Investment Income:           $7,302

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:          176,916
                                                              ------
 Equal      Net Investment Income Earned Per Share:          $0.0413

                 Net Asset Value Per Share 3/31/97             $9.77

                                     30 Day Yield*:             5.13%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                              ------
 Equal                     Tax Equivalent Yield **:             7.43%

          Divided by one minus a tax rate of 35.49%:          0.6451
                                                              ------
 Equal                     Tax Equivalent Yield***:             7.95%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0413/$9.77)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and West Virginia tax rate of 35.49%

INVESTMENT PERFORMANCE -- EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through March 31, 1997 and for the 1 year period ended
March 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/11/93      $952.83        $1,097.64      15.19%      3.78%         9.76%       2.48%

1 YEAR ENDED
03/31/97          03/31/96      $952.33        $1,005.56      5.59%       5.59%         0.56%       0.56%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



          EV MASSACHUSETTS  MUNICIPAL BOND PORTFOLIO
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97:

                            Interest Income Earned:        $34,250
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:        $34,250

 Minus                                    Expenses:         $4,712
                                                            ------
 Equal                       Net Investment Income:        $29,538

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        703,066
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0420

                 Net Asset Value Per Share 3/31/97:          $9.48

                                     30 Day Yield*:           5.38%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           7.80%

          Divided by one minus a tax rate of 39.28%:        0.6072
                                                            ------
 Equal                     Tax Equivalent Yield***:           8.86%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.042 /$9.48)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Massachusetts tax rate of 39.28%

INVESTMENT PERFORMANCE -- EATON VANCE MASSACHUSETTS MUNICIPALS FUND - CLASS I SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 18, 1991 through March 31, 1997 and for the 1 and 5 year periods ended
March 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                  VALUE OF A $1,000 INVESTMENT



                                              VALUE OF
INVESTMENT              INVESTMENT          INVESTMENT                TOTAL RETURN
PERIOD                  DATE                ON 03/31/97          CUMULATIVE  ANNUALIZED

LIFE OF
FUND                    04/18/91            $1,483.93            48.39%      6.86%

5 YEARS ENDED
03/31/97                03/31/92            $1,349.82            34.98%      6.18%

1 YEAR ENDED
03/31/97                03/31/96            $1,050.91            5.09%       5.09%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                              T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000